UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2015

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

In connection with a presentation to be made to analysts, lenders, investors and bona fide prospective investors on July 30, 2015, Toys “R” Us, Inc. (the “Company”) plans to review its financial performance through the first fiscal quarter of 2015. The Company’s presentation, dated July 30, 2015, is attached hereto as Exhibit 99.1.

The presentation also includes an estimated Last Twelve Months Adjusted EBITDA for the second quarter of fiscal 2015, which is based on preliminary internal financial reports and is subject to revision based on the completion of the second fiscal quarter and the quarterly accounting and financial reporting processes. Accordingly, our actual results may differ from this estimate and such a difference may be material.

The foregoing financial information, which has been furnished solely for this Item 7.01 and Exhibit 99.1, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Presentation labeled: Investor Presentation dated July 30, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: July 30, 2015	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation dated July 30, 2015